Exhibit 10.1

AMENDMENT NUMBER ONE TO THE PRINCIPAL UNDERWRITING AGREEMENT
BETWEEN ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

AND ALLSTATE DISTRIBUTORS, L.L.C.

This AMENDMENT NUMBER ONE (the “Amendment One”) is made and entered into this 1st day of October 2002 (the “Effective Date”) by and between Allstate Life Insurance Company of New York (“Allstate Life of New York”) and Allstate Distributors, L.L.C. (“Distributors”).

WHEREAS, Allstate Life of New York and Distributors are parties to that certain Principal Underwriting Agreement dated May 1, 2000 (the “Underwriting Agreement”);

WHEREAS, the parties have agreed to revise the commission payment structure relating to the sale of certain variable insurance contracts described in the Underwriting Agreement; and

WHEREAS, the parties desire to amend the Underwriting Agreement to reflect their new agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties agree as follows:

1.     The first sentence of Section 5.01 Compensation, shall be replaced with the following:

Allstate Life of New York shall pay to Distributors commissions described in Exhibits 2.1.1, 2.1.4 and 2.1.5 to the Third Amended and Restated Joint Venture Agreement between The Allstate Corporation and Putnam Investments, LLC dated October 1, 2002, (the “Joint Venture Agreement”).

2.               Except as specifically amended hereby, the Underwriting Agreement shall remain in full force and effect in accordance with its terms.

4.     Capitalized terms used herein and not otherwise defined in this Amendment One shall have the meanings given to them in the Joint Venture Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed on its behalf by its duly authorized officers, all as of the day and year first written above.

ALLSTATE LIFE INSURANCE		ALLSTATE DISTRIBUTORS, L.L.C.
COMPANY OF NEW YORK

By:	/s/ Steven C. Verney	By:	/s/ Barry S. Paul
	Steven C. Verney		Barry S. Paul

Title:	Treasurer	Title:	Assistant Treasurer

Date:	May 1, 2005	Date:	May 1, 2005

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